HANSEN, BARNETT & MAXWELL
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS

                                                        (801) 532-2200
    Member of AICPA Division of Firms                 Fax (801) 532-7944
             Member of SECPS                     345 East Broadway, Suite 200
Member of Summit International Associates       Salt Lake City, Utah 84111-2693




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Kinship Systems, Inc.

As independent certified public accountants, we hereby consent to the use of our report dated June 7, 2000 with respect to the financial statements of Kinship Systems, Inc. as of April 30, 2000 and for the period from February 1, 2000 (date of inception) through April 30, 2000 included in the Registration Statement on Form SB-1 and related Prospectus of Kinship Systems, Inc. for the registration of 200,000 shares of common stock (the "Registration Statement"). We also consent to the use of our name in the "Experts" section of this Registration Statement.

                                  /s/ HANSEN, BARNETT & MAXWELL
                                  -----------------------------
                                      HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
August 15, 2000

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